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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                     --------------------------------------


              DATE OF REPORT:             MAY 12, 2004
                               ----------------------------------
                                (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                  0-16284               38-2774613
 -------------------------------    ----------------    -----------------------
 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (I.R.S. EMPLOYER
 INCORPORATION)                     NUMBER)              IDENTIFICATION NUMBER)


              27335 WEST 11 MILE ROAD
                SOUTHFIELD, MICHIGAN                           48034
      ----------------------------------------               ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On May 13, 2004, TechTeam Global NV/SA, the wholly-owned Belgian subsidiary of the Company, completed the acquisition of all of the outstanding equity of Advanced Network Engineering NV/SA ("A.N.E.") from A.N.E.'s shareholders, Peter De Gendt, Werner Meynaerts, Pascal Claessens, Wim De Geetere, and Christoph Gesqueire ("Selling Shareholders"). A.N.E. is a Belgian limited liability company that provides information technology services to the business and government of all sizes in Belgium. The services provided by A.N.E. include mission-critical network infrastructure support, information assurance services, and design, development and implementation of enterprise information systems.

             As set forth in the Share Purchase Agreement, the initial consideration paid by TechTeam Global NV/SA was E850,000. Of the initial consideration, E750,000 was paid to the Selling Shareholders of A.N.E., and the remaining E100,000 was placed in a holdback for a period of one year after closing for a working capital adjustment, if necessary, and to cover any potential claims for breach of representation and warranties. If there was no change in A.N.E.'s working capital from March 31, 2004 to May 13, 2004 and there are no claims for breach of representation and warranties, the holdback will be paid to the Selling Shareholders. If A.N.E. meets certain operating income targets over a three-year period, the purchase price paid to the Selling Shareholders of A.N.E. will increase an additional E150,000. The funds used to consummate the acquisition were from the Company's cash reserves. See also the Press Release announcing the acquisition issued on May 14, 2004, and attached hereto as Exhibit 99.

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

             On May 12, 2004, Kim A. Cooper was re-elected as Chairman of TechTeam Global, Inc.'s (the "Company") Board of Directors to serve until the 2005 Annual Meeting of the Board of Directors or his successor is appointed. Mr. Cooper, 45, became a director in March 1996, and Chairman of the Board in May 2003. Mr. Cooper is currently an IT consultant.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)    Financial statements of business acquired.

                             To be filed on or about July 27, 2004.

             (b)    Pro forma financial information.

                             To be filed on or about July 27, 2004.

             (c)    Exhibits.

             99     Press Release of TechTeam Global, Inc., dated May 14, 2004


                                      -2-

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               TECHTEAM GLOBAL, INC.



                                               By:   /s/ Michael A. Sosin
                                               ---------------------------
                                               Michael A. Sosin, Secretary
Date:    May 14, 2004


                                      -3-
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99                Press Release of TechTeam Global, Inc., dated May 14, 2004



                                      E-1